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Federated Bond Fund

A Portfolio of Federated Investment Series Funds, Inc.

PROSPECTUS

JANUARY 31, 2003

CLASS A SHARES
CLASS B SHARES

CLASS C SHARES
CLASS F SHARES

A mutual fund seeking to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in a professionally managed, diversified portfolio of fixed income securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

CONTENTS

Risk/Return Summary	1
What are the Fund's Fees and Expenses?	4
What are the Fund's Investment Strategies?	5
What are the Principal Securities in Which the Fund Invests?	7
What are the Specific Risks of Investing in the Fund?	9
What Do Shares Cost?	10
How is the Fund Sold?	14
How to Purchase Shares	14
How to Redeem and Exchange Shares	16
Account and Share Information	20
Who Manages the Fund?	21
Financial Information	22
Independent Auditors' Report	46

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in a diversified portfolio of investment grade fixed income securities. The Adviser seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the security type that the Adviser expects to offer the best balance between current income and risk. The Fund may invest up to 35% of its assets in fixed income securities rated below investment grade. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risks. Prices of fixed income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed income securities with longer durations.
  Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
  Liquidity Risks. The fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks Associated with Non-Investment Grade Securities. The Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater interest rate, credit and liquidity risks than investment grade securities.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class F Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The total returns shown in the bar chart do not reflect payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Within the period shown in the bar chart, the Fund's Class F Shares highest quarterly return was 6.98% (quarter ended March 31, 1993). Its lowest quarterly return was (3.29%) (quarter ended March 31, 1994).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund's Class A, B, C and F Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for Class F Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Credit Bond Index (LBCB), a broad-based market index, and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB), an average of funds with similar investment objectives. The LBCB is comprised of a large universe of bonds issued by industrial utility and financial companies which have a minimum rating of Baa by Moody's Investors Service, Inc., BBB by Standard and Poor's Ratings Group or, in the case of bank bonds not rated by either of the previously mentioned services, BBB by Fitch IBCA, Inc. Index and average returns do not reflect taxes, sales char ges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes and averages are unmanaged, and it is not possible to invest directly in an index or an average.

(For the periods ended December 31, 2002)

Calendar Period	1 Year	5 Years	10 Years	Start of Performance[1]
Class A Shares:
Return Before Taxes	2.03%	3.41%	N/A	5.40%
Class B Shares:
Return Before Taxes	0.63%	3.29%	N/A	5.25%
Class C Shares:
Return Before Taxes	5.10%	3.58%	N/A	5.25%
Class F Shares:
Return Before Taxes	4.84%	4.20%	6.84%	N/A
Return After Taxes on Distributions[2]	2.05%	1.24%	3.70%	N/A
Return After Taxes on Distributions and Sale of Fund Shares[2]	2.90%	1.84%	3.89%	N/A
LBCB:	10.52%	7.28%	7.86%	N/A
LCDBBB:	7.38%	5.33%	7.05%	N/A

1 The start of performance dates for Class A, Class B and Class C Shares was June 28, 1995.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

What are the Fund's Fees and Expenses?

FEDERATED BOND FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A, Class B, Class C and Class F Shares.

Shareholder Fees	Class A	Class B	Class C	Class F
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None	1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.50%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (Before Waivers)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fee	0.25%[3]	0.75%	0.75%	None
Shareholder Services Fee	0.25%[4]	0.25%	0.25%	0.25%[4]
Other Expenses	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	1.47%	1.97%[5]	1.97%	1.22%

1 Although not contractually obligated to do so, the Adviser, distributor and shareholder services provider waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended November 30, 2002.

Total Waivers of Fund Expenses	0.41%	0.11%	0.11%	0.13%
Total Actual Annual Fund Operating Expenses (after waivers)	1.06%	1.86%	1.86%	1.09%

2 The Adviser has voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.64% for the fiscal year ended November 30, 2002.

3 Class A Shares did not pay or accrue the distribution (12b-1) fee during the fiscal year ended November 30, 2002. Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending November 30, 2003.

4 A portion of the shareholder services fee for Class A and Class F Shares has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class A Shares and Class F Shares (after the voluntary waiver) was 0.20% and 0.23%, respectively, for the fiscal year ended November 30, 2002.

5 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Class A, B, C, and F Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A, B, C, and F Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, B, C, and F Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A:
Expenses assuming redemption	$593	$ 894	$1,217	$2,128
Expenses assuming no redemption	$593	$ 894	$1,217	$2,128
Class B:
Expenses assuming redemption	$750	$1,018	$1,262	$2,167
Expenses assuming no redemption	$200	$ 618	$1,062	$2,167
Class C:
Expenses assuming redemption	$300	$ 618	$1,062	$2,296
Expenses assuming no redemption	$200	$ 618	$1,062	$2,296
Class F:
Expenses assuming redemption	$323	$583	$764	$1,563
Expenses assuming no redemption	$223	$483	$764	$1,563

What are the Fund's Investment Strategies?

Under normal market conditions, the Fund invests primarily in a diversified portfolio of domestic investment grade debt securities, including corporate debt securities and U.S. government obligations. Investment grade debt securities are rated in one of the four highest categories (BBB or higher) by a nationally recognized statistical rating organization (NRSRO), or if unrated, of comparable quality as determined by the Adviser. A description of the various types of securities in which the Fund principally invests, and their risks, immediately follows this strategy section.

The Adviser seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the security type that the Adviser expects to offer the best balance between current income and risk and thus offers the greatest potential for return. The allocation process is based on the Adviser's continuing analysis of a variety of economic and market indicators in order to arrive at the projected yield "spread" of each security type. (The spread is the difference between the yield of a security versus the yield of a U.S. treasury security with a comparable average life.) The security's projected spread is weighed against the spread the security can currently be purchased for, as well as the security's credit risk (in the case of corporate securities) in order to complete the analysis.

Corporate debt securities generally offer higher yields than U.S. government securities to compensate for credit risk. The Adviser invests the Fund's portfolio, seeking the higher relative returns of corporate debt securities, when available, while attempting to limit the associated credit risks. The Adviser attempts to manage the Fund's credit risk by selecting corporate debt securities that are less likely to default in the payment of principal and interest. The Adviser looks at a variety of factors, including macroeconomic analysis and corporate earnings analysis, among others, to determine which business sectors and credit ratings are most advantageous for investment by the Fund. In selecting individual corporate fixed income securities, the Adviser analyzes a company's business, competitive position, and general financial condition to assess whether the security's credit risk is commensurate with its potential return.

The Adviser may invest a portion of the Fund's assets in corporate debt securities of companies based outside the United States, to diversify the Fund's holdings and to gain exposure to the foreign market. Securities of foreign companies may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than those of United States companies.

The Adviser may lengthen or shorten duration from time-to-time based on its interest rate outlook, but the Fund has no set duration parameters. If the Adviser expects interest rates to decline, it will generally lengthen the Fund's duration, and if the Adviser expects interest rates to increase, it will generally shorten the Fund's duration. The Adviser formulates its interest rate outlook and otherwise attempts to anticipate changes in economic and market conditions by analyzing a variety of factors, such as:

  current and expected U.S. growth;
  current and expected interest rates and inflation;
  the U.S. Federal Reserve Board's monetary policy; and
  changes in the supply of or demand for U.S. government securities.

There is no assurance that the Adviser's efforts to forecast market interest rates, and assess relative risks and the impact of market interest rates on particular securities, will be successful.

Because the Fund refers to fixed income investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed income investments.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Substantially all of the Fund's foreign securities are denominated in U.S. dollars.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

The Fund may invest in mortgage backed and high yield securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. This other investment company is managed independently of the Fund and may incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.

Investment Ratings

Investment grade securities include fixed income securities rated AAA, the highest rating category, through BBB by a NRSRO and may include, if unrated, those securities determined to be of equivalent quality by the Adviser. Non-investment grade fixed income securities are rated BB or below by a NRSRO or are unrated. When the Fund invests in fixed income securities some will be non- investment grade at the time of purchase. Unrated securities will be determined by the Adviser to be of like quality and may have greater risk but a higher yield than comparable rated securities.

Securities rated BBB or below by Standard and Poor's or Baa by Moody's Investors Service have speculative characteristics.

If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

What are the Specific Risks of Investing in the Fund?

INTEREST RATE RISKS

  Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
  Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

  Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher perceived credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

  Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
  Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

  Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

  Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

RISKS OF FOREIGN INVESTING

  Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

What Do Shares Cost?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus) it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). If the Fund purchases foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund generally values fixed income securities according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost.

The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charge
Shares Offered		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]
Class A Shares	$1,500/$100	4.50%	0.00%
Class B Shares	$1,500/$100	None	5.50%
Class C Shares	$1,500/$100	None	1.00%
Class F Shares	$1,500/$100	1.00%	1.00%

1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs (SIP) is $50. Investment professionals may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.

2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase."

3 See "Sales Charge When You Redeem."

SALES CHARGE WHEN YOU PURCHASE

Class A Shares
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater[1]	0.00%	0.00%
Class F Shares
Less than $1 million	1.00%	1.01%
$1 million or greater	0.00%	0.00%

1 A contingent deferred sales charge of 0.75% may apply. See "Sales Charge When You Redeem."

If your investment qualifies for a reduction or elimination of the sales charge as described below, you or your investment professional should notify the Fund's Distributor at the time of purchase. If the Distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

The sales charge at purchase may be reduced or eliminated by:

  purchasing Shares in greater quantities to reduce the applicable sales charge;
  combining concurrent purchases of Shares:
  by you, your spouse, and your children under age 21; or
  of the same share class of two or more Federated Funds (other than money market funds);
accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund); or signing a letter of intent to purchase a specific dollar amount of Shares within 13 months (call your investment professional or the Fund for more information).

Class A Shares

The sales charge will be eliminated when you purchase Shares:

  within 120 days of redeeming Shares of an equal or greater amount;

  by exchanging shares from the same share class of another Federated Fund (other than a money market fund);
  through wrap accounts or other investment programs where you pay the investment professional directly for services;
  through investment professionals that receive no portion of the sales charge;
  as a Federated Life Member (Class A Shares only) and their immediate family members; or

  as a Director or employee of the Fund, the Adviser, the Distributor and their affiliates, and the immediate family members of these individuals.

Class F Shares

The sales charge will be eliminated when you purchase Shares:

  within 120 days of redeeming Shares of an equal or greater amount;
  when the Fund's Distributor does not advance payment to the investment professional for your purchase;
  by exchanging shares from the same share class of another Federated Fund;
  for trusts or pension or profit-sharing plans where the third-party administrator has an arrangement with the Fund's Distributor or its affiliates to purchase Shares without a sales charge; or
  through investment professionals that receive no portion of the sales charge.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

Class A Shares (Purchase amount of $1 million or greater):

A CDSC of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

Class B Shares:
Shares Held Up To:	CDSC
1 Year	5.50%
2 Years	4.75%
3 Years	4.00%
4 Years	3.00%
5 Years	2.00%
6 Years	1.00%
7 Years or More	0.00%
Class C Shares:
You will pay a 1% CDSC if you redeem Shares within one year of the purchase date.

Class F Shares:
Purchase Amount	Shares Held	CDSC
Up to $2 million	4 years or less	1.00%
$2 - $5 million	2 years or less	0.50%
$5 million or more	1 year or less	0.25%

If your investment qualifies for a reduction or elimination of the CDSC as described below, you or your investment professional should notify the Distributor at the time of redemption. If the Distributor is not notified, the CDSC will apply.

You will not be charged a CDSC when redeeming Shares:

  purchased with reinvested dividends or capital gains;
  purchased within 120 days of redeeming Shares of an equal or lesser amount;
  that you exchanged into the same share class of another Federated Fund if the shares were held for the applicable CDSC holding period (other than a money market fund);
  purchased through investment professionals who did not receive advanced sales payments;
  if, after you purchase Shares, you become disabled as defined by the IRS;
  if the Fund redeems your Shares and closes your account for not meeting the minimum balance requirement;
  if your redemption is a required retirement plan distribution; or
  upon the death of the last surviving shareholder of the account. The beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder of the account.

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated Funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the share price at the time of purchase or redemption, whichever is lower.

How is the Fund Sold?

The Fund offers four share classes: Class A, Class B, Class C and Class F Shares, each representing interests in a single portfolio of securities.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or individuals, directly or through investment professionals.

When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12B-1 PLAN

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Fund's Class A, Class B and Class C Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

How to Purchase Shares

You may purchase Shares through an investment professional, directly from the Fund, or through an exchange from another Federated Fund. The Fund reserves the right to reject any request to purchase or exchange Shares. Where the Fund offers more than one share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check) you automatically will receive Class A Shares.

THROUGH AN INVESTMENT PROFESSIONAL

  Establish an account with the investment professional; and

  Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or Federated Shareholder Services Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

Federated Shareholder Services Company
1099 Hingham Street
Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same Share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your investment professional.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through an investment professional if you purchased Shares through an investment professional; or
  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption or exchange request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem or exchange Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

Federated Shareholder Services Company
1099 Hingham Street
Rockland, MA 02370-3317

All requests must include:

  Fund Name and Share Class, account number and account registration;

  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your investment professional or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or

  if exchanging (transferring) into another fund with a different shareholder registration.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee .

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into Shares of the same class of another Federated Fund. To do this, you must:

  ensure that the account registrations are identical;

  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. The Fund's management or investment adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Federated funds.

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your investment professional or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares subject to a sales charge while redeeming Shares using this program.

Systematic Withdrawal Program (SWP) On Class B Shares

You will not be charged a CDSC on SWP redemptions if:

  you redeem 12% or less of your account value in a single year;
  you reinvest all dividends and capital gains distributions; and
  your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.)

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.

For SWP accounts established prior to April 1, 1999, your account must be at least one year old in order to be eligible for the waiver of the CDSC.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund no longer issues share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be primarily dividends. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

Who Manages the Fund?

The Board of Directors governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 138 mutual funds and a variety of separate accounts, which totaled approximately $195 billion in assets as of December 31, 2002. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with over 1,700 employees. More than 5,000 investment professionals make Federated funds available to their customers.

THE FUND'S PORTFOLIO MANAGERS ARE:

Joseph M. Balestrino

Joseph M. Balestrino has been the Fund's Portfolio Manager since June 1992. He is Vice President of the Corporation. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Mark E. Durbiano

Mark E. Durbiano has been the Fund's Portfolio Manager since June 1992. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Christopher J. Smith

Christopher J. Smith has been the Fund's Portfolio Manager since June 2000. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. Mr. Smith is a Chartered Financial Analyst. He received his M.A. in Economics and Finance from the University of Kentucky.

ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.75% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

Financial Information

FINANCIAL HIGHLIGHTS

The following Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Reference is made to the Independent Auditors' Report on page 46

	Year Ended November 30,			Period Ended 11/30/2000 [1]	Year Ended October 31,
	2002		2001		2000	1999 [2]	1998
Net Asset Value, Beginning of Period	$ 8.72		$ 8.55	$ 8.65	$ 9.11	$ 9.82	$10.02
Income From Investment Operations:
Net investment income	0.62	[3]	0.66	0.06	0.69	0.67	0.70
Net realized and unrealized gain (loss) on investments	(0.25)[3]		0.19	(0.10)	(0.44)	(0.70)	(0.19)

TOTAL FROM INVESTMENT OPERATIONS	0.37		0.85	(0.04)	0.25	(0.03)	0.51

Less Distributions:
Distributions from net investment income	(0.60)		(0.68)	(0.06)	(0.71)	(0.68)	(0.71)

Net Asset Value, End of Period	$ 8.49		$ 8.72	$ 8.55	$ 8.65	$ 9.11	$ 9.82

Total Return[4]	4.43%		10.24%	(0.46)%	2.81%	(0.35)%	5.14%

Ratios to Average Net Assets:

Expenses	1.06%		1.06%	1.05%[5]	1.05%	1.06%	1.05%

Net investment income	7.13	%3	7.51%	8.38%[5]	7.85%	7.07%	6.89%

Expense waiver/ reimbursement6	0.16%		0.17%	0.21%[5]	0.18%	0.16%	0.15%

Supplemental Data:

Net assets, end of period (000 omitted)	$319,597		$232,594	$217,008	$216,101	$249,056	$210,768

Portfolio turnover	27%		31%	2%	27%	30%	20%

1 The fund has changed its fiscal year-end from October 31 to November 30.

2 Beginning with the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. The previous year was audited by other auditors.

3 Effective December 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the fiscal year ended November 30, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain (loss) per share by $0.01and decrease the ratio of net investment income to average net assets from 7.26% to 7.13%. Per share, ratios and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Reference is made to the Independent Auditors' Report on page 46

	Year Ended November 30,		Period Ended 11/30/2000	Year Ended October 31,
	2002	2001	[1]	2000	1999 [2]	1998
Net Asset Value, Beginning of Period	$ 8.74	$ 8.57	$ 8.66	$ 9.12	$ 9.83	$10.02
Income From Investment Operations:
Net investment income	0.55 [3]	0.60	0.05	0.63	0.60	0.61
Net realized and unrealized gain (loss) on investments	(0.25)[3]	0.18	(0.09)	(0.45)	(0.70)	(0.18)

TOTAL FROM INVESTMENT OPERATIONS	0.30	0.78	(0.04)	0.18	(0.10)	0.43

Less Distributions:
Distributions from net investment income	(0.53)	(0.61)	(0.05)	(0.64)	(0.61)	(0.62)

Net Asset Value, End of Period	$ 8.51	$ 8.74	$ 8.57	$ 8.66	$ 9.12	$ 9.83

Total Return[4]	3.60%	9.35%	(0.42)%	2.02%	(1.11)%	4.34%

Ratios to Average Net Assets:

Expenses	1.86%	1.86%	1.85%[5]	1.85%	1.86%	1.85%

Net investment income	6.33%[3]	6.70%	7.56%[5]	7.05%	6.27%	6.09%

Expense waiver/ reimbursement[6]	0.11%	0.12%	0.16%[5]	0.13%	0.11%	0.10%

Supplemental Data:

Net assets, end of period (000 omitted)	$426,299	$380,016	$286,738	$288,505	$345,034	$302,010

Portfolio turnover	27%	31%	2%	27%	30%	20%

1 The fund has changed its fiscal year-end from October 31 to November 30.

2 Beginning with the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. The previous year was audited by other auditors.

3 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the fiscal year ended November 30, 2002 was to decrease net investment income per share by $0.01, increase net realized and unrealized gain (loss) per share by $0.01, and decrease the ratio of net investment income to average net assets from 6.46% to 6.33%. Per share, ratios and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Reference is made to the Independent Auditors' Report on page 46

	Year Ended November 30,		Period Ended 11/30/2000	Year Ended October 31,
	2002	2001	[1]	2000	1999 [2]	1998
Net Asset Value, Beginning of Period	$ 8.74	$ 8.57	$ 8.66	$ 9.12	$ 9.83	$10.02
Income From Investment Operations:
Net investment income	0.54 [3]	0.60	0.05	0.63	0.60	0.61
Net realized and unrealized gain (loss) on investments	(0.23)[3]	0.18	(0.09)	(0.45)	(0.70)	(0.18)

TOTAL FROM INVESTMENT OPERATIONS	0.31	0.78	(0.04)	0.18	(0.10)	0.43

Less Distributions:
Distributions from net investment income	(0.53)	(0.61)	(0.05)	(0.64)	(0.61)	(0.62)

Net Asset Value, End of Period	$ 8.52	$ 8.74	$ 8.57	$ 8.66	$ 9.12	$ 9.83

Total Return[4]	3.70%	9.33%	(0.42)%	2.02%	(1.11)%	4.35%

Ratios to Average Net Assets:

Expenses	1.86%	1.86%	1.85%[5]	1.85%	1.86%	1.85%

Net investment income	6.33%[3]	6.70%	7.56%[5]	7.04%	6.27%	6.09%

Expense waiver/reimbursement[6]	0.11%	0.12%	0.16%[5]	0.13%	0.11%	0.10%

Supplemental Data:

Net assets, end of period (000 omitted)	$77,272	$82,973	$74,250	$75,821	$92,875	$76,645

Portfolio turnover	27%	31%	2%	27%	30%	20%

1 The fund has changed its fiscal year-end from October 31 to November 30.

2 Beginning with the year ended October 31, 1999, the fund was audited by Deloitte & Touche LLP. The previous year was audited by other auditors.

3 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the fiscal year ended November 30, 2002 was to decrease net investment income per share by $0.01, increase net realized and unrealized gain (loss) per share by $0.01, and decrease the ratio of net investment income to average net assets from 6.46% to 6.33%. Per share, ratios and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class F Shares

(For a Share Outstanding Throughout Each Period)

Reference is made to the Independent Auditors' Report on page 46

	Year Ended November 30,		Period Ended 11/30/2000	Year Ended October 31,
	2002	2001	[1]	2000	1999 [2]	1998
Net Asset Value, Beginning of Period	$ 8.75	$ 8.57	$ 8.67	$ 9.12	$ 9.83	$ 10.02
Income From Investment Operations:
Net investment income	0.61 [3]	0.66	0.06	0.70	0.67	0.69
Net realized and unrealized gain (loss) on investments	(0.24)[3]	0.20	(0.10)	(0.44)	(0.70)	(0.18)

TOTAL FROM INVESTMENT OPERATIONS	0.37	0.86	(0.04)	0.26	(0.03)	0.51

Less Distributions:
Distributions from net investment income	(0.60)	(0.68)	(0.06)	(0.71)	(0.68)	(0.70)

Net Asset Value, End of Period	$ 8.52	$ 8.75	$ 8.57	$ 8.67	$ 9.12	$ 9.83

Total Return[4]	4.39%	10.30%	(0.46)%	2.92%	(0.35)%	5.12%

Ratios to Average Net Assets:

Expenses	1.09%	1.09%	1.08%[5]	1.08%	1.09%	1.08%

Net investment income	7.10%[3]	7.48%	8.33%[5]	7.82%	7.02%	6.86%

Expense waiver/ reimbursement[6]	0.13%	0.14%	0.18%[5]	0.15%	0.13%	0.12%

Supplemental Data:

Net assets, end of period (000 omitted)	$252,905	$301,788	$306,621	$313,811	$375,902	$393,905

Portfolio turnover	27%	31%	2%	27%	30%	20%

1 The fund has changed its fiscal year-end from October 31 to November 30.

2 Beginning with the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. The previous year was audited by other auditors.

3 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the fiscal year ended November 30, 2002 was to decrease net investment income per share by $0.01, increase net realized and unrealized gain (loss) per share by $0.01, and decrease the ratio of net investment income to average net assets from 7.23% to 7.10%. Per share, ratios and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

November 30, 2002

Principal Amount			Value
		CORPORATE BONDS--60.4%
		Aerospace & Defense--1.4%
$4,250,000		Boeing Capital Corp., 6.50%, 2/15/2012	$4,463,265
2,235,000		Lockheed Martin Corp., Note, 8.20%, 12/1/2009	2,692,862
5,115,000		Raytheon Co., 8.20%, 3/1/2006	5,633,763
2,075,000		Raytheon Co., Note, 6.75%, 8/15/2007	2,242,951

		TOTAL	15,032,841

		Air Transportation--1.7%
234,360		Continental Airlines, Inc., Pass Thru Cert., 7.73%, 3/15/2011	129,484
7,144,048		Continental Airlines, Inc., Pass Thru Cert., Series 1997-4 B, 6.90%, 1/2/2017	6,161,742
4,000,000		Delta Air Lines, Inc., Note, 8.30%, 12/15/2029	2,420,000
1,000,000		Delta Air Lines, Inc., Pass Thru Cert., 7.57%, 11/18/2010	978,350
2,500,000		Delta Air Lines, Inc., Pass Thru Cert., 7.92%, 11/18/2010	2,054,700
2,296,069		Northwest Airlines Corp., Equip. Trust, 8.072%, 10/1/2019	2,422,169
219,522		Northwest Airlines Corp., Pass Thru Cert., 7.575%, 3/1/2019	208,352
1,995,000		Southwest Airlines Co., Deb., 7.375%, 3/1/2027	2,087,349
3,150,000		United Air Lines, Pass Thru Cert., 7.73%, 7/1/2010	2,401,875

		TOTAL	18,864,021

		Automotive--1.0%
4,750,000		Delphi Auto Systems Corp., 6.125%, 5/1/2004	4,860,152
4,350,000	[3]	Ford Motor Co., Unsecd. Note, 7.45%, 7/16/2031	3,717,206
2,100,000		General Motors Corp., Note, 9.45%, 11/1/2011	2,275,413

		TOTAL	10,852,771

		Banking--6.9%
4,750,000		ABN AMRO Bank NV, Chicago, Sub. Deb., 7.30%, 12/1/2026	4,993,390
3,500,000		Ahmanson (H.F.) & Co., Sub. Note, 7.875%, 9/1/2004	3,779,720
4,000,000		Astoria Financial Corp., 5.75%, 10/15/2012	3,871,760
5,000,000	[1,2]	Barclays Bank PLC, Bond, 8.55%, 9/29/2049	5,948,500
3,750,000		Capital One Bank, 6.875%, 2/1/2006	3,632,812
6,175,000		City National Bank, Sub. Note, 6.375%, 1/15/2008	6,589,960
2,750,000		Crestar Financial Corp., Sub. Note, 8.75%, 11/15/2004	3,080,577
5,740,000		FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005	6,069,648
3,500,000		Hudson United Bancorp, 7.00%, 5/15/2012	3,879,715
3,000,000		MBNA America Bank, NA, 6.625%, 6/15/2012	2,903,310
215,000		NationsBank Corp., 6.125%, 7/15/2004	228,100
6,700,000		PNC Funding Corp., Sub. Note, 7.50%, 11/1/2009	7,435,794
		CORPORATE BONDS--continued
		Banking--continued
$10,866,355	[1,2]	Regional Diversified Funding, 9.25%, 3/15/2030	$11,828,256
3,800,000	[1,2]	Swedbank, Sub., 7.50%, 11/29/2049	4,196,169
5,000,000		U.S. Bank NA, 6.30%, 2/4/2014	5,486,850

		TOTAL	73,924,561

		Beverage & Tobacco--0.3%
2,535,000		Anheuser-Busch Cos., Inc., Sr. Note, 7.10%, 6/15/2007	2,709,915

		Broadcast Radio & TV--1.6%
2,750,000		AOL Time Warner, Inc., 5.625%, 5/1/2005	2,780,937
4,500,000		AOL Time Warner, Inc., Bond, 7.625%, 4/15/2031	4,438,890
3,450,000		Clear Channel Communications, Inc., 7.65%, 9/15/2010	3,793,792
6,250,000		Grupo Televisa S.A., Note, 8.00%, 9/13/2011	6,328,125

		TOTAL	17,341,744

		Building & Development--0.5%
5,500,000	[3]	Masco Corp., Note, 5.875%, 7/15/2012	5,672,700

		Cable Television--2.7%
4,500,000		CF Cable TV, Inc., Note, 9.125%, 7/15/2007	4,692,240
11,290,000		Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013	11,826,275
3,500,000		Cox Communications, Inc., Medium Term Note, 6.69%, 9/20/2004	3,529,540
8,250,000		Univision Communications, Inc., 7.85%, 7/15/2011	9,102,390

		TOTAL	29,150,445

		Chemicals & Plastics--0.6%
6,250,000	[1,2]	Fertinitro Finance, Company Guarantee, 8.29%, 4/1/2020	1,868,431
4,500,000		Monsanto Co., 7.375%, 8/15/2012	4,652,910

		TOTAL	6,521,341

		Consumer Products--1.1%
6,480,000		Albecca, Inc., Company Guarantee, 10.75%, 8/15/2008	7,038,900
4,650,000		Alberto-Culver Co., Unsecd. Note, 8.25%, 11/1/2005	5,265,892

		TOTAL	12,304,792

		Ecological Services & Equipment--1.7%
600,000		Republic Services, Inc., Note, 6.75%, 8/15/2011	644,886
7,750,000		USA Waste Services, Inc., Sr. Note, 7.125%, 10/1/2007	8,215,310
8,210,000		Waste Management, Inc., Deb., 8.75%, 5/1/2018	9,134,036

		TOTAL	17,994,232

		Education--0.8%
7,475,000		Boston University, 7.625%, 7/15/2097	8,281,777

		CORPORATE BONDS--continued
		Finance--Automotive--1.2%
$300,000		Ford Motor Credit Co., Note, 7.57%, 5/16/2005	$304,044
12,400,000		General Motors Acceptance Corp., 6.875%, 9/15/2011	12,058,380
140,000		Toyota Motor Credit Corp., Note, 5.625%, 11/13/2003	145,002

		TOTAL	12,507,426

		Finance--Retail--1.3%
1,800,000		Household Finance Corp., 7.00%, 5/15/2012	1,811,538
1,750,000		Household Finance Corp., Note, 6.375%, 10/15/2011	1,693,738
1,250,000		Household Finance Corp., Note, 6.75%, 5/15/2011	1,240,975
180,000		Household Finance Corp., Sr. Note, 5.875%, 2/1/2009	173,839
2,300,000		Household Finance Corp., Unsecd. Note, 5.75%, 1/30/2007	2,286,085
4,500,000		Sears Roebuck Acceptance Corp., 6.70%, 4/15/2012	4,282,380
2,800,000		Sears Roebuck Acceptance Corp., Bond, 7.00%, 6/1/2032	2,422,924

		TOTAL	13,911,479

		Financial Intermediaries--2.0%
2,795,000		Amvescap PLC, Sr. Note, 6.60%, 5/15/2005	3,000,572
115,000		Bear Stearns Cos., Inc., Sr. Note, 6.15%, 3/2/2004	119,897
2,450,000		Capital One Financial Corp., Sr. Note, 7.25%, 12/1/2003	2,440,812
3,800,000	[1,2]	Fidelity Investments, Bond, 7.57%, 6/15/2029	4,351,836
2,600,000		Goldman Sachs Group, Inc., 6.60%, 1/15/2012	2,805,322
190,000	[3]	Goldman Sachs Group, Inc., Note, Series MTNB, 7.35%, 10/1/2009	210,872
2,425,000	[3]	Lehman Brothers Holdings, Inc., Bond, 7.00%, 5/15/2003	2,483,103
185,000		Lehman Brothers Holdings, Inc., Note, 6.625%, 2/5/2006	199,419
5,750,000		Waddell & Reed Financial, Inc., 7.50%, 1/18/2006	6,122,945

		TOTAL	21,734,778

		Financial Services--0.5%
4,500,000		General Electric Capital Corp., Note, Series MTN, 6.75%, 3/15/2032	4,808,205
115,000		Heller Financial, Inc., Note, 7.375%, 11/1/2009	128,838
215,000		Newcourt Credit Group, Inc., Company Guarantee, 6.875%, 2/16/2005	216,275

		TOTAL	5,153,318

		Food Products--1.0%
4,500,000		Kellogg Co., 7.45%, 4/1/2031	5,347,170
1,000,000		Kraft Foods, Inc., 5.625%, 11/1/2011	1,043,280
4,000,000		Kraft Foods, Inc., Note, 6.25%, 6/1/2012	4,374,440

		TOTAL	10,764,890

		CORPORATE BONDS--continued
		Forest Products--0.7%
$2,850,000		Pope & Talbot, Inc., 8.375%, 6/1/2013	$2,593,500
500,000		Weyerhaeuser Co., Note, 5.50%, 3/15/2005	519,460
4,200,000		Weyerhaeuser Co., Note, 6.125%, 3/15/2007	4,432,680

		TOTAL	7,545,640

		Health Care--1.4%
2,500,000		Anthem, Inc., 6.80%, 8/1/2012	2,667,375
300,000		Columbia/HCA Healthcare Corp., Note, 6.87%, 9/15/2003	305,904
7,200,000		HCA - The Healthcare Corp., 6.95%, 5/1/2012	7,162,128
4,750,000		UnitedHealth Group, Inc., 7.50%, 11/15/2005	5,280,955

		TOTAL	15,416,362

		Industrial Products & Equipment--1.1%
1,350,000		Kennametal, Inc., 7.20%, 6/15/2012	1,365,998
4,400,000	[3]	Textron Financial Corp., 5.875%, 6/1/2007	4,532,572
5,000,000	[3]	Tyco International Group, 6.375%, 10/15/2011	4,412,500
1,100,000	[3]	Tyco International Group, Note, 4.95%, 8/1/2003	1,068,375

		TOTAL	11,379,445

		Insurance--4.3%
450,000		American General Corp., Note, 7.75%, 4/1/2005	493,123
6,750,000		CNA Financial Corp., Bond, 6.95%, 1/15/2018	5,745,938
2,950,000		Delphi Financial Group, Inc., 9.31%, 3/25/2027	2,274,185
10,350,000		Delphi Financial Group, Inc., Note, 8.00%, 10/1/2003	10,654,600
7,800,000	[1,2]	Life Re Capital Trust I, Company Guarantee, 8.72%, 6/15/2027	8,274,006
25,000		Progressive Corp., OH, Unsecd. Note, 7.30%, 6/1/2006	27,119
200,000	[1,2]	Providian Cap I, Bank Guarantee, Series 144A, 9.525%, 2/1/2027	41,500
6,500,000	[1,2]	Reinsurance Group of America, Sr. Note, 7.25%, 4/1/2006	6,905,275
175,000	[3]	Royal & Sun Alliance Insurance Group PLC, Sub. Deb., 8.95%, 10/15/2029	96,975
525,000		Transamerica Corp., Note, 6.75%, 11/15/2006	571,137
3,950,000	[1,2]	Union Central Life Insurance Co., Note, 8.20%, 11/1/2026	3,961,021
1,000,000	[1,2]	USF&G Corp., 8.312%, 7/1/2046	1,031,920
5,750,000		USF&G Corp., Company Guarantee, 8.47%, 1/10/2027	5,855,110

		TOTAL	45,931,909

		Leisure & Entertainment--1.3%
11,550,000		International Speedway Corp., 7.875%, 10/15/2004	12,302,945
100,000		Time Warner, Inc., Company Guarantee, 6.625%, 5/15/2029	87,336
2,000,000		Viacom, Inc., 5.625%, 8/15/2012	2,073,420

		TOTAL	14,463,701

		CORPORATE BONDS--continued
		Metals & Mining--4.1%
$9,600,000		Barrick Gold Corp., Deb., 7.50%, 5/1/2007	$10,851,456
11,000,000		Inco Ltd., Note, 9.60%, 6/15/2022	11,609,730
8,850,000	[1,2]	Normandy Finance Ltd., Company Guarantee, 7.50%, 7/15/2005	9,366,805
9,750,000		Placer Dome, Inc., Bond, 8.50%, 12/31/2045	9,111,375
2,550,000		Santa Fe Pacific Gold, Note, 8.375%, 7/1/2005	2,778,149

		TOTAL	43,717,515

		Oil & Gas--3.7%
1,500,000		Conoco, Inc., 6.35%, 10/15/2011	1,636,035
4,200,000	[1,2]	EOG Co. of Canada, Company Guarantee, Series 144A, 7.00%, 12/1/2011	4,534,446
450,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	513,594
10,850,000		Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006	11,865,994
210,000		Noble Drilling Corp., Sr. Note, 7.50%, 3/15/2019	229,490
3,900,000		Pemex Project Funding Master, Company Guarantee, 9.125%, 10/13/2010	4,319,250
220,000		Petro-Canada, Deb., 7.00%, 11/15/2028	224,899
8,750,000		Sun Co., Inc., 9.00%, 11/1/2024	9,634,888
2,500,000		Sun Co., Inc., Deb., 9.375%, 6/1/2016	2,913,825
2,500,000		Union Pacific Resources Group, Inc., Unsecd. Note, 7.00%, 10/15/2006	2,767,025
1,750,000		Veritas DGC, Inc., 9.75%, 10/15/2003	1,750,000

		TOTAL	40,389,446

		Printing & Publishing--1.5%
4,850,000		News America Holdings, Inc., Deb., 7.90%, 12/1/2095	4,721,766
500,000		News America Holdings, Inc., Sr. Deb., 9.25%, 2/1/2013	587,445
9,520,000	[3]	Reed Elsevier, Inc., 6.75%, 8/1/2011	10,401,647

		TOTAL	15,710,858

		Rail Industry--0.7%
2,921,155		Burlington Northern Santa Fe, Pass Thru Cert., 7.57%, 1/2/2021	3,380,273
350,000		Canadian Pacific RR, 6.25%, 10/15/2011	375,582
3,150,000	[3]	Canadian Pacific RR, 7.125%, 10/15/2031	3,566,493

		TOTAL	7,322,348

		Real Estate--2.5%
4,000,000		EOP Operating LP, 7.75%, 11/15/2007	4,457,440
185,000		Mack-Cali Realty Corp., Note, 7.25%, 3/15/2009	194,117
8,250,000		Price REIT, Inc., Sr. Note, 7.50%, 11/5/2006	8,916,353
2,040,000	[1,2]	Simon Property Group, Inc., 6.35%, 8/28/2012	2,063,521
3,250,000		Storage USA, 8.20%, 6/1/2017	4,032,405
7,400,000		Sun Communities, Inc., MTN, 6.77%, 5/16/2005	7,612,750

		TOTAL	27,276,586

		CORPORATE BONDS--continued
		Retailers--1.8%
$3,150,000		CVS Corp., 5.625%, 3/15/2006	$3,322,211
2,150,000		Dayton-Hudson Corp., Deb., 8.50%, 12/1/2022	2,236,000
5,700,000	[3]	Federated Department Stores, Inc., 6.625%, 4/1/2011	5,977,419
10,497,000	[3]	Shopko Stores, Inc., Sr. Note, 9.25%, 3/15/2022	8,240,145

		TOTAL	19,775,775

		Sovereign--0.9%
4,565,000		Colombia, Government of, Note, 7.25%, 2/15/2003	4,610,650
145,000		Manitoba, Province of, Deb., 6.75%, 3/1/2003	146,886
3,500,000		Sweden, Government of, Deb., 10.25%, 11/1/2015	4,536,910

		TOTAL	9,294,446

		Steel--0.3%
3,500,000	[3]	Allegheny Technologies, Inc., Note, 8.375%, 12/15/2011	3,393,425

		Supranational--0.5%
5,350,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	5,695,396

		Technology Services--0.6%
6,000,000		Unisys Corp., 8.125%, 6/1/2006	6,300,000

		Telecommunications & Cellular--4.2%
4,500,000		AT&T Corp., 7.30%, 11/15/2011	4,556,250
8,400,000		CenturyTel, Inc., 8.375%, 10/15/2010	9,536,352
4,000,000		Citizens Communications Co., Unsecd. Note, 9.25%, 5/15/2011	4,530,000
4,800,000		Citizens Utilities Co., Deb., 6.80%, 8/15/2026	4,745,568
6,500,000		MetroNet Communications Corp., Sr. Note, 10.625%, 11/1/2008	975,000
1,300,000		MetroNet Communications Corp., Sr. Note, 12.00%, 8/15/2007	201,500
1,000,000		Sprint Capital Corp., 5.875%, 5/1/2004	996,250
8,100,000		Sprint Capital Corp., Company Guarantee, 7.625%, 1/30/2011	7,269,750
7,690,000		Telecom de Puerto Rico, Note, 6.65%, 5/15/2006	7,886,172
2,762,000		Tritel PCS, Inc., Sr. Sub. Note, 10.375%, 1/15/2011	2,934,625
1,000,000		Verizon Global Funding, Note, 7.25%, 12/1/2010	1,098,760

		TOTAL	44,730,227

		Utilities--4.5%
5,700,000	[3]	Arizona Public Service Co., 6.375%, 10/15/2011	5,853,900
55,000		Baltimore Gas & Electric Co., 1st Ref. Mtg., 7.50%, 1/15/2007	60,598
250,000		CMS Energy Corp., 8.375%, 7/1/2003	241,250
3,750,000		DPL, Inc., Sr. Note, 6.875%, 9/1/2011	3,196,875
5,150,000		Enersis S.A., Note, 7.40%, 12/1/2016	3,526,102
1,300,000		FirstEnergy Corp., 6.45%, 11/15/2011	1,284,751
4,700,000		FirstEnergy Corp., 7.375%, 11/15/2031	4,569,716
		CORPORATE BONDS--continued
		Utilities--continued
$7,650,000		Homer City Funding, Sr. Secd. Note, 8.734%, 10/1/2026	$6,183,304
700,000	[1,2]	Israel Electric Corp. Ltd., 7.95%, 5/30/2011	715,414
5,500,000	[1,2]	Israel Electric Corp. Ltd., Sr. Note, 7.875%, 12/15/2026	4,935,425
3,900,000		MidAmerican Energy Co., Unsecd. Note, 6.75%, 12/30/2031	3,911,466
100,000		NRG Energy, Inc., Bond, 8.00%, 11/1/2003	21,500
875,000	[1,2]	Oncor, Inc., 6.375%, 5/1/2012	899,089
4,750,000	[1,2]	Oncor, Inc., 7.00%, 9/1/2022	4,595,625
6,000,000		PSEG Power LLC, Company Guarantee, 7.75%, 4/15/2011	6,045,000
3,500,000	[1,2]	Tenaga Nasional Berhad, Deb., 7.50%, 1/15/2096	2,762,550

		TOTAL	48,802,565

		TOTAL CORPORATE BONDS (IDENTIFIED COST $653,473,007)	649,868,675

		GOVERNMENT AGENCIES--0.2%
94,283		Federal Home Loan Mortgage Corp., 6.00%, 1/1/2029	96,787
129,197		Federal Home Loan Mortgage Corp., 6.00%, 4/1/2029	132,628
29,700		Federal Home Loan Mortgage Corp., 6.00%, 1/1/2029	30,489
142,426		Federal Home Loan Mortgage Corp., 6.50%, 5/1/2029	147,678
145,949		Federal Home Loan Mortgage Corp., 6.00%, 4/1/2011	152,927
61,501		Federal National Mortgage Association, 9.00%, 6/1/2017	67,671
146,006		Federal National Mortgage Association, 7.50%, 4/1/2028	155,131
103,872		Federal National Mortgage Association, 7.00%, 5/1/2028	108,936
153,014		Federal National Mortgage Association, 6.50%, 5/1/2013	161,621
163,385		Federal National Mortgage Association, 7.00%, 8/1/2028	171,247
331,247		Federal National Mortgage Association, 6.50%, 11/1/2028	343,669
190,876		Federal National Mortgage Association, 6.50%, 3/1/2029	197,795
67,295		Government National Mortgage Association, 7.50%, 12/15/2027	72,006
51,388		Government National Mortgage Association, 7.00%, 8/15/2028	54,279
131,396		Government National Mortgage Association, 8.00%, 12/15/2023	142,934
62,247		Government National Mortgage Association, 9.00%, 11/15/2017	69,367
87,022		Government National Mortgage Association, 7.00%, 12/15/2023	92,325

		Total GOVERNMENT AGENCIES (identified cost $2,098,259)	2,197,490

		MUNICIPAL SECURITIES--3.8%
5,630,000		Atlanta & Fulton County, GA Recreation Authority, Taxable Revenue Bonds, Series 1997, 7.00% Bonds (Downtown Arena Project)/(FSA INS), 12/1/2028	6,204,541
3,000,000		Harvard University, Revenue Bonds, 8.125% Bonds, 4/15/2007	3,513,270
6,050,000		Kansas City, MO Redevelopment Authority, 7.65% Bonds (FSA LOC), 11/1/2018	6,575,564
3,090,000		McKeesport, PA, Taxable G.O. Series B 1997, 7.30% Bonds (MBIA INS), 3/1/2020	3,269,807
Principal Amount or Shares			Value
		MUNICIPAL SECURITIES--continued
$3,000,000		Miami, FL Revenue Pension Obligation, 7.20% Bonds (AMBAC LOC), 12/1/2025	$3,131,760
4,675,000		Pittsburgh, PA Urban Redevelopment Authority, 8.01% Bonds (Alcoa, Inc.), 6/1/2015	5,078,125
2,635,000		Pittsburgh, PA Urban Redevelopment Authority, 9.07% Bonds (CGIC GTD), 9/1/2014	2,940,844
2,200,000		Southeastern, PA Transportation Authority, (Series B), 8.75% Bonds (FGIC GTD), 3/1/2020	2,419,318
4,200,000		St. Johns County, FL Convention Center, Taxable Municipal Revenue Bonds, 8.00% Bonds (FSA INS), 1/1/2026	4,602,276
2,080,000		Tampa, FL Sports Authority, 8.02% Bonds (MBIA GTD), 10/1/2026	2,528,885

		TOTAL MUNICIPAL SECURITIES (IDENTIFIED COST $37,148,649)	40,264,390

		Preferred Stocks--1.5%
		Financial Intermediaries--1.1%
142,000		Citigroup, Inc., Cumulative Pfd.	7,020,125
130,000		Lehman Brothers Holdings, Inc., Pfd.	5,439,694

		TOTAL	12,459,819

		Real Estate--0.4%
80,000		Prologis Trust, Cumulative REIT Perpetual Pfd. Stock, Series C	4,015,000

		Telecommunications & Cellular--0.0%
1,315		Global Crossing Holdings Ltd., PIK Pfd., 10.50%	1,479

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $16,132,747)	16,476,298

		Asset-Backed Securities--1.3%
		Financial Intermediaries--0.5%
$1,000,000		Green Tree Financial Corp. 1992-2, Class B, 9.15%, 1/15/2018	992,830
3,850,000		Green Tree Financial Corp. 1999-5, Class B1, 9.20%, 4/1/2031	1,549,702
3,106,240	[1,2]	World Financial, Class B, 6.91%, 9/1/2013	3,221,505

		TOTAL	5,764,037

		Structured Products (ABS)--0.7%
5,415,494	[1,2]	125 Home Loan Owner Trust 1998-1A, Class B1, 9.26%, 2/15/2029	5,656,645
1,009,412	[1]	Merrill Lynch Mortgage Investors, Inc. 1998-FF3, Class BB, 5.50%, 11/20/2029	605,647
161,701	[1]	Option One Mortgage Securities Corp. 1999-4, Class CTF, 9.66%, 9/26/2031	161,881
833,976		Residential Funding Corp. 1993-S26, Class A10, 7.50%, 7/25/2023	866,384

		TOTAL	7,290,557

		Whole Loan--0.1%
1,492,098	[1,2]	SMFC Trust Asset-Backed Certificates, Series 1997-A, Class 4, 7.0683%, 1/28/2025	1,153,586

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $16,743,729)	14,208,180

Shares or Principal Amount			Value
		WARRANTS--0.0%
10,585		Arcadia Financial Ltd., Warrants (identified cost $0)	$106

		Collateralized Mortgage Obligations--0.0%
$325,000		Morgan Stanley Capital, Inc., Class A3, 6.48%, 6/3/2030 (identified cost $329,325)	353,644

		U.S. Treasury obligations--1.0%
11,040,000	[3]	United States Treasury Note, 4.00%, 11/15/2012 (identified cost $9,078,952)	10,853,645

		Mutual Funds--30.5%
1,462,967		Federated Mortgage Core Portfolio	14,995,416
5,193,454		Federated Prime Value Obligations Fund, Series IS	5,193,454
50,382,367		The High Yield Bond Portfolio	307,836,261

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $418,835,227)	328,025,131

		TOTAL INVESTMENTS (IDENTIFIED COST $1,153,839,895)[4]	$1,062,247,559

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At June 30, 2002, these securities amounted to $89,079,053 which represents 8.3% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $88,311,525 which represents 8.2% of net assets.

2 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Trustees.

3 Certain principal amounts are temporarily on loan to unaffiliated broker/dealers.

4 The cost of investments for federal tax purposes amounts to $1,157,379,659. The net unrealized depreciation of investments on a federal tax basis amounts to $95,132,100 which is comprised of $30,675,835 appreciation and $125,807,935 depreciation at November 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($1,076,072,705) at November 30, 2002.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
CGIC	--Capital Guaranty Insurance Corporation
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GTD	--Guaranteed
INS	--Insured
LOC	--Letter of Credit
MBIA	--Municipal Bond Investors Assurance
MTN	--Medium Term Note
PIK	--Payment in Kind
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2002

Assets:
Total investments in securities, at value (identified cost $1,153,839,895)		$1,062,247,559
Cash		245,471
Income receivable		14,540,572
Receivable for shares sold		3,228,034
Short-term investments held as collateral for securities lending		27,788,255

TOTAL ASSETS		1,108,049,891

Liabilities:
Payable for shares redeemed	$1,258,574
Income distribution payable	2,291,533
Payable on collateral due to broker	27,788,255
Accrued expenses	638,824

TOTAL LIABILITIES		31,977,186

Net assets for 126,479,898 shares outstanding		$1,076,072,705

Net Assets Consist of:
Paid in capital		$1,232,314,152
Net unrealized depreciation of investments		(91,592,336)
Accumulated net realized loss on investments		(61,987,854)
Distributions in excess of net investment income		(2,661,257)

TOTAL NET ASSETS		$1,076,072,705

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($319,596,662 ÷ 37,643,040 shares outstanding)		$8.49

Offering Price Per Share (100/95.50 of $8.49)[1]		$8.89

Redemption Proceeds Per Share		$8.49

Class B Shares:
Net Asset Value Per Share ($426,298,638 ÷ 50,082,438 shares outstanding)		$8.51

Offering Price Per Share		$8.51

Redemption Proceeds Per Share (94.50/100 of $8.51)[1]		$8.04

Class C Shares:
Net Asset Value Per Share ($77,272,252 ÷ 9,074,744 shares outstanding)		$8.52

Offering Price Per Share		$8.52

Redemption Proceeds Per Share (99.00/100 of $8.52)[1]		$8.43

Class F Shares:
Net Asset Value Per Share ($252,905,153 ÷ 29,679,676 shares outstanding)		$8.52

Offering Price Per Share (100/99.00 of $8.52)[1]		$8.61

Redemption Proceeds Per Share (99.00/100 of $8.52)[1]		$8.43

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2002

Investment Income:
Dividends			$27,693,931
Interest (including income on securities loaned of $34,437)			54,793,301

TOTAL INCOME			82,487,232

Expenses:
Investment adviser fee		$7,555,557
Administrative personnel and services fee		757,571
Custodian fees		47,120
Transfer and dividend disbursing agent fees and expenses		858,424
Directors'/Trustees' fees		15,370
Auditing fees		13,861
Legal fees		5,037
Portfolio accounting fees		168,224
Distribution services fee--Class B Shares		3,028,269
Distribution services fee--Class C Shares		600,592
Shareholder services fee--Class A Shares		630,323
Shareholder services fee--Class B Shares		1,009,423
Shareholder services fee--Class C Shares		200,197
Shareholder services fee--Class F Shares		678,576
Share registration costs		121,596
Printing and postage		114,528
Insurance premiums		2,002
Taxes		92,940
Miscellaneous		9,825

TOTAL EXPENSES		15,909,435

Waivers and Reimbursement:
Waiver of investment adviser fee	$(1,130,172)
Waiver of transfer and dividend disbursing agent fees and expenses	(17,444)
Waiver of shareholder services fee--Class A Shares	(126,065)
Waiver of shareholder services fee--Class F Shares	(54,286)
Reimbursement of investment adviser fee	(2,615)

TOTAL WAIVERS AND REIMBURSEMENT		(1,330,582)

Net expenses			14,578,853

Net investment income			67,908,379

Realized and Unrealized Loss on Investments:
Net realized loss on investments			(14,123,025)
Net change in unrealized depreciation of investments			(13,843,773)

Net realized and unrealized loss on investments			(27,966,798)

Change in net assets resulting from operations			$39,941,581

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$67,908,379	$68,450,758
Net realized gain (loss) on investments	(14,123,025)	980,532
Net change in unrealized depreciation of investments	(13,843,773)	17,692,857

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	39,941,581	87,124,147

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(17,823,793)	(18,302,457)
Class B Shares	(25,070,305)	(23,337,891)
Class C Shares	(4,935,784)	(5,599,655)
Class F Shares	(18,841,402)	(23,547,144)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(66,671,284)	(70,787,147)

Share Transactions:
Proceeds from sale of shares	388,166,294	464,737,660
Net asset value of shares issued to shareholders in payment of distributions declared	38,115,379	43,839,577
Cost of shares redeemed	(320,850,241)	(412,160,338)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	105,431,432	96,416,899

Change in net assets	78,701,729	112,753,899

Net Assets:
Beginning of period	997,370,976	884,617,077

End of period (including distributions in excess of net investment income of $(2,661,257) and $(5,156,529) respectively)	$1,076,072,705	$997,370,976

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2002

ORGANIZATION

Federated Investment Series Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of one portfolio. The financial statements included herein are those of Federated Bond Fund (the "Fund"), a diversified portfolio. The Fund offers four classes of shares: Class A, Class B, Class C and Class F Shares. The investment objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sales price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in Federated Core Trust (the "Core Trust") which is managed by Federated Investment Management Company, the Fund's Adviser. The Core Trust is an open-end management company, registered under the Investment Company Act of 1940, available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio, a series of Core Trust, is to seek high current income by investing primarily in a diversified portfolio of lower rated fixed income securities. The investment objective of the Federated Mortgage Core Portfolio, a series of Core Trust, is to seek high total return by investing in a diversified portfolio of mortgage-backed fixed income securities. Federated receives no advisory or administrative fees on behalf of the Core Trust. Income distributions from the Core Trust are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain d istributions, if any, from the Core Trust are declared and paid annually, and are recorded by the Fund as capital gains received.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potentially inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund along with other affiliated investment companies, may utilize a joint account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities and classifying all paydown gains and losses as interest income. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

	As of 12/1/2001			For the Year Ended 11/30/2002
	Cost of Investments	Undistributed Net Investment Income	Accumulated Gain (Loss) on Investments	Net Investment Income	Net Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)
Increase (Decrease)	$(2,575,944)	$(2,483,593)	$(92,351)	$(1,237,834)	$(585,572)	$1,823,406

The statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatment for reversal of GAAP amortization adjustments. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(430,966)	$(3,310,804)	$3,741,770

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

As of November 30, 2002, the tax composition of dividends was as follows:

Ordinary income	$66,671,284
Long-term capital gains	$--

As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,142,441
Undistributed long-term capital gains	$--
Unrealized depreciation	$(95,132,099)

At year end, there were no significant differences between the GAAP basis and tax basis of components of net assets other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales and the tax treatment for amortization of discount.

At November 30, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $58,446,547, which will reduce the Fund's taxable income arising from the future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for Federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2003	$ 106,973
2004	$ 434,628
2006	$ 9,429,209
2007	$29,305,027
2008	$ 3,430,726
2010	$15,739,984

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of November 30, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$26,902,767	$27,788,255

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors. Additional information on each restricted illiquid security held at November 30, 2002 is as follows:

Security	Acquisition Date	Acquisition Cost
Merrill Lynch Mortgage Investors, Inc. 1998-FF3, Class BB, 5.50%, 11/20/2079	05/11/1999	$976,134
Option One Mortgage Securities Corp., 1999-4,Class CTF, 9.66%, 9/26/2031	08/15/2001	161,687

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

Capital Stock

At November 30, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
Class F Shares	500,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	20,765,195	$176,904,129	20,517,068	$180,497,578
Shares issued to shareholders in payment of distributions declared	1,265,245	10,759,962	1,545,489	13,518,716
Shares redeemed	(11,061,823)	(94,345,082)	(20,761,140)	(182,080,637)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	10,968,617	$93,319,009	1,301,417	$11,935,657

Year Ended November 30	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	16,002,955	$137,097,403	15,696,182	$138,273,768
Shares issued to shareholders in payment of distributions declared	1,606,506	13,711,088	1,508,998	13,224,952
Shares redeemed	(11,002,599)	(93,983,999)	(7,201,916)	(63,347,733)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	6,606,862	$56,824,492	10,003,264	$88,150,987

Year Ended November 30	2002		2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	2,738,575	$23,495,847	5,175,586	$45,537,956
Shares issued to shareholders in payment of distributions declared	254,409	2,173,286	403,748	3,540,715
Shares redeemed	(3,409,262)	(29,147,060)	(4,753,422)	(41,778,479)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(416,278)	$(3,477,927)	825,912	$7,300,192

Year Ended November 30	2002		2001
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	5,900,576	$50,668,915	11,379,685	$100,428,358
Shares issued to shareholders in payment of distributions declared	1,341,930	11,471,043	1,545,747	13,555,194
Shares redeemed	(12,053,373)	(103,374,100)	(14,205,715)	(124,953,489)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(4,810,867)	$(41,234,142)	(1,280,283)	$(10,969,937)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	12,348,334	$105,431,432	10,850,310	$96,416,899

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class of shares.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

For the year ended November 30, 2002, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended November 30, 2002, were as follows:

Purchases	$339,519,364
Sales	$198,628,931

Purchases and sales of long-term U.S. government securities for the year ended November 30, 2002, were as follows:

Purchases	$40,838,388
Sales	$72,606,925

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2002, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS OF FEDERATED INVESTMENT SERIES FUNDS, INC. AND SHAREHOLDERS OF FEDERATED BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Bond Fund (the "Fund") (a portfolio of the Federated Investment Series Funds, Inc.) as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 2002 and 2001, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to October 31, 1999 were audited by other auditors whose report, dated December 21, 1998, expressed an unqualified opinion on those statements. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Bond Fund as of November 30, 2002, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

January 7, 2003

A Statement of Additional Information (SAI) dated January 31, 2003, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Semi-Annual Report to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

[Logo of Federated]

Federated Bond Fund

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Investment Company Act File No. 811-07021

Federated is a registered mark of Federated Investors, Inc.
2003 ©Federated Investors, Inc.

Cusip 31420F103
Cusip 31420F202
Cusip 31420F301
Cusip 31420F400

28141 (1/03)

Federated Bond Fund

A Portfolio of Federated Investment Series Funds, Inc.

Statement of Additional Information

January 31, 2003

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS F SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated Bond Fund (Fund), dated January 31, 2003.

Obtain the prospectus and the Annual Report's Management's Discussion of Fund Performance without charge by calling 1-800-341-7400.

[Logo of Federated]

Federated Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

2041304B (1/03)

Federated is a registered mark
of Federated Investors, Inc.
2003 ©Federated Investors, Inc.

CONTENTS

How is the Fund Organized?	1
Securities in Which the Fund Invests	1
What Do Shares Cost?	10
How is the Fund Sold?	11
Exchanging Securities for Shares	12
Subaccounting Services	12
Redemption in Kind	12
Account and Share Information	12
Tax Information	12
Who Manages and Provides Services to the Fund?	13
How Does the Fund Measure Performance?	18
Who is Federated Investors, Inc.?	20
Investment Ratings	21
Addresses	23

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Investment Series Funds, Inc. (Corporation). The Corporation is an open-end, management investment company that was established under the laws of the State of Maryland on May 19, 1992. The Corporation may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Directors (the Board) has established four classes of shares of the Fund, known as Class A Shares, Class B Shares, Class C Shares and Class F Shares (Shares). This SAI relates to all classes of Shares. The Fund's investment adviser is Federated Investment Management Company (Adviser).

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

SECURITIES DESCRIPTIONS AND TECHNIQUES

Fixed Income Securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund invests.

TREASURY SECURITIES

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

AGENCY SECURITIES

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage backed securities.

CORPORATE DEBT SECURITIES

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

MUNICIPAL SECURITIES

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities. As a matter of operating policy, the lowest rated municipal debt obligations in which the Fund will invest will be rated BBB or better by an NRSRO, or which are of comparable quality in the judgment of the Fund's Adviser.

Mortgage Backed Securities

The Fund may invest in mortgage backed securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. This other investment company is managed independently of the Fund and may incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. All CMOs purchased by the Fund are investment grade, as rated by an NRSRO.

SEQUENTIAL CMOS

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACS, TACS AND COMPANION CLASSES

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOS AND POS

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

FLOATERS AND INVERSE FLOATERS

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z CLASSES AND RESIDUAL CLASSES

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

BANK INSTRUMENTS

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks. The total acceptances of any bank held by the Fund cannot exceed 0.25% of such bank's total deposits according to the bank's last published statement of condition preceding the date of acceptance.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Equity Securities

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. Generally, less than 10% of the value of the Fund's total assets will be invested in equity securities. The Adviser may choose to exceed this 10% limitation if unusual market conditions suggest such investments represent a better opportunity to reach the Fund's investment objective. The following describes the types of equity securities in which the Fund invests.

COMMON STOCKS

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

PREFERRED STOCKS

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund will treat such redeemable preferred stock as a fixed income security.

INTERESTS IN OTHER LIMITED LIABILITY COMPANIES

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

WARRANTS

Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

Convertible Securities

Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

The Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the Fund invests in convertible securities irrespective of their ratings. This could result in the Fund purchasing and holding, without limit, convertible securities rated below investment grade by an NRSRO.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

DEPOSITARY RECEIPTS

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

FOREIGN EXCHANGE CONTRACTS

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

FOREIGN GOVERNMENT SECURITIES

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

The Fund reserves the right to invest up to 25% of its total assets in fixed income securities of foreign governmental units located within an individual foreign nation.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts.

FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund may buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.

OPTIONS

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

The Fund may buy put options on financial futures contracts (including index futures) and portfolio securities and listed put options on futures in anticipation of a decrease in the value of the underlying asset.

The Fund may also write call options on futures contracts and portfolio securities to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

The Fund currently does not intend to invest more than 5% of its total assets in options transactions.

The Fund will only purchase puts on financial futures contracts which are traded on a nationally recognized exchange. The call options which the Fund writes and sells must be listed on a recognized options exchange. Although the Fund reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by its Directors.

SWAPS

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

Asset Coverage

In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

The Fund may invest in mortgage backed and high yield securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. This other investment company is managed independently of the Fund and may incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.

Investment Ratings

Investment grade securities include fixed income securities rated AAA, the highest rating category, through BBB by a Nationally Recognized Rating Service (Rating Service) or, if unrated, those securities determined to be of equivalent quality by the Adviser. Non-investment grade fixed income securities are rated BB or below by a Rating Service or unrated. When the Fund invests in fixed income securities some will be non-investment grade at the time of purchase. Unrated securities will be determined by the Adviser to be of like quality and may have greater risk but a higher yield than comparable rated securities.

Securities rated BBB or below by Standard and Poor's or Baa by Moody's Investor Service have speculative characteristics.

INVESTMENT RISKS

There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

FIXED INCOME SECURITIES INVESTMENT RISKS

Interest Rate Risks

  Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
  Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks

  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
  Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher perceived credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
  Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
  Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks

  Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.
  If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Liquidity Risks

  Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.
  Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
  OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Risks Associated with Noninvestment Grade Securities

  Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Risks of Foreign Investing

  Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

EQUITY SECURITIES INVESTMENT RISKS

Stock Market Risks

  The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.
  The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Sector Risks

  Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Liquidity Risks

  Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
  OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Risks of Foreign Investing

  Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

Leverage Risks

  Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

FUNDAMENTAL INVESTMENT OBJECTIVE

The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. The investment objective may not be changed by the Fund's Directors without shareholder approval.

INVESTMENT LIMITATIONS

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or would own more than 10% of the outstanding voting securities of that issuer.

Issuing Senior Securities And Borrowing Money

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Act of 1940 (1940 Act).

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending Cash or Securities

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration of Investments

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Buying on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions, and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Illiquid Securities

The Fund will not invest more than 15% of its net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice.

Investing in Restricted Securities

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Board certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

In applying the concentration restriction, (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute "concentration."

As a matter of non-fundamental policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

  for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and
  for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

What Do Shares Cost?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

REDUCING OR ELIMINATING THE FRONT-END SALES CHARGE

You can reduce or eliminate the applicable front-end sales charge, as follows:

Quantity Discounts

Larger purchases of the same Share class reduce or eliminate the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

Accumulated Purchases

If you make an additional purchase of Shares, you can count previous Share purchases still invested in the Fund in calculating the applicable sales charge on the additional purchase.

Concurrent Purchases

You can combine concurrent purchases of the same share class of two or more Federated Funds in calculating the applicable sales charge.

Letter of Intent - Class A Shares and Class F Shares

You can sign a Letter of Intent committing to purchase a certain amount of the same class of Shares within a 13-month period to combine such purchases in calculating the sales charge. The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

Reinvestment Privilege

You may reinvest, within 120 days, your Share redemption proceeds at the next determined NAV without any sales charge.

Purchases by Affiliates of the Fund

The following individuals and their immediate family members may buy Shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases:

  the Directors, employees and sales representatives of the Fund, the Adviser, the Distributor and their affiliates;
  any associated person of an investment dealer who has a sales agreement with the Distributor; and
  trusts, pension or profit-sharing plans for these individuals.

Federated Life Members

Shareholders of the Fund known as "Federated Life Members" are exempt from paying any front-end sales charge. These shareholders joined the Fund originally:

  through the "Liberty Account," an account for Liberty Family of Funds shareholders on February 28, 1987 (the Liberty Account and Liberty Family of Funds are no longer marketed); or
  as Liberty Account shareholders by investing through an affinity group prior to August 1, 1987.

REDUCING OR ELIMINATING THE CONTINGENT DEFERRED SALES CHARGE

These reductions or eliminations are offered because: no sales commissions have been advanced to the investment professional selling Shares; the shareholder has already paid a Contingent Deferred Sales Charge (CDSC); or nominal sales efforts are associated with the original purchase of Shares.

Upon notification to the Distributor or the Fund's transfer agent, no CDSC will be imposed on redemptions:

  following the death or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder;
  representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70-1/2;
  of Shares that represent a reinvestment within 120 days of a previous redemption;
  of Shares held by the Directors, employees, and sales representatives of the Fund, the Adviser, the Distributor and their affiliates; employees of any investment professional that sells Shares according to a sales agreement with the Distributor; and the immediate family members of the above persons;
  of Shares originally purchased through a bank trust department, a registered investment adviser or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities;
  which are involuntary redemptions processed by the Fund because the accounts do not meet the minimum balance requirements;

Class B Shares Only

  which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program;

Class F Shares Only

  representing a total or partial distribution from a qualified plan. A total or partial distribution does not include an account transfer, rollover or other redemption made for purposes of reinvestment. A qualified plan does not include an Individual Retirement Account, Keogh Plan, or a custodial account, following retirement.

How is the Fund Sold?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to an investment professional.

RULE 12B-1 PLAN (CLASS A, B AND C SHARES)

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

Federated and its subsidiaries may benefit from arrangements where the Rule 12b-1 Plan fees related to Class B Shares may be paid to third parties who have advanced commissions to investment professionals.

SHAREHOLDER SERVICES

The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated, for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals (such as broker/dealers or banks) may be paid fees, in significant amounts, out of the assets of the Distributor and/or Federated Shareholder Services Company. (These fees do not come out of Fund assets.) The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts. These payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of sales or marketing support furnished by the investment professional.

When an investment professional's customer purchases Shares, the investment professional may receive:

  an amount up to 5.50% and 1.00%, respectively, of the NAV of Class B and C Shares.
  an amount on the NAV of Class F Shares purchased as follows: up to 1% on purchases below $2 million; 0.50% on purchases from $2 million but below $5 million; and 0.25% on purchases of $5 million or more.

In addition, the Distributor may pay investment professionals 0.25% of the purchase price of $1 million or more of Class A and Class F Shares that its customer has not redeemed over the first year.

Class A Shares

Investment professionals purchasing Class A Shares for their customers are eligible to receive an advance payment from the Distributor based on the following breakpoints:

Amount	Advance Payments as a Percentage of Public Offering Price
First $1 - $5 million	0.75%
Next $5 - $20 million	0.50%
Over $20 million	0.25%

For accounts with assets over $1 million, the dealers advance payments reset annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance payments will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer advance payments. Certain retirement accounts may not be eligible for this program.

A contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase. The CDSC does not apply under certain investment programs where the investment professional does not receive an advance payment on the transaction including, but not limited to, trust accounts and wrap programs where the investor pays an account level fee for investment management.

Class F Shares

Investment professionals purchasing Class F Shares for their customers are eligible to receive an advance payment from the distributor of 0.25% of the purchase price.

Exchanging Securities for Shares

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

Subaccounting Services

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Account and Share Information

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.

All Shares of the Corporation have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding Shares of all series entitled to vote.

As of January 2, 2003, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: Edward Jones & Co., Maryland Heights, MO owned approximately 6,586,233 shares (16.68%); CPF Managed Portfolio III, Pittsburgh, PA owned approximately 4,900,698 shares (12.41%); MLPF&S, Jacksonville, FL owned approximately 4,411,413 shares (11.17%); and CPF Managed Portfolio IV, Pittsburgh, PA owned approximately 3,039,134 shares (7.70%).

As of January 2, 2003, the following shareholder owned of record, beneficially, or both, 5% or more of outstanding Class B Shares: MLPF&S, Jacksonville, FL owned approximately 2,798,745 shares (5.57%).

As of January 2, 2003, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: MLPF&S, Jacksonville, FL owned approximately 2,233,000 shares (24.63%); and Edward Jones & Co., Maryland Heights, MO owned approximately 622,155 shares (6.86%).

As of January 2, 2003, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class F Shares: Nationwide QPVA, Columbus, OH owned approximately 9,822,535 shares (33.34%); and MLPF&S, Jacksonville, FL owned approximately 2,181,382 shares (7.40%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Tax Information

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation's other portfolios will be separate from those realized by the Fund.

FOREIGN INVESTMENTS

If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

BOARD OF DIRECTORS

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund[s]. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Corporation comprises one portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios.

As of January 2, 2003, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Class A, B, C, and F Shares.

INTERESTED DIRECTORS BACKGROUND AND COMPENSATION

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Positions	Aggregate Compensation From Corporation (past fiscal year)	Total Compensation From Corporation and Fund Complex (past calendar year)

John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: May 1992	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd. Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: May 1992

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President, Chief Executive Officer and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; President, Chief Executive Officer and Director, Federated Global Investment Management Corp.; President and Chief Executive Officer, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Position: President, Federated Investment Counseling.

		$0	$0

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: May 1992	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center. Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America. Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.	$1,600.71	$148,500.00

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND AND COMPENSATION

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Positions	Aggregate Compensation From Corporation (past fiscal year)	Total Compensation From Corporation and Fund Complex (past calendar year)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh. Previous Position: Senior Partner, Ernst & Young LLP.	$1,760.79	$163,350.00

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 Tamiami Trail N. Naples, FL DIRECTOR Began serving: May 1992	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$1,760.79	$163,350.00

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$1,760.79	$163,350.00

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$1,600.71	$148,500.00

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: May 1992	Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$1,600.71	$148,500.00

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing, communications and technology) (prior to 9/1/00). Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.	$1,760.79	$163,350.00

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray. Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services). Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.	$1,920.87	$178,200.00

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: May 1992	Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator. Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.	$1,600.71	$148,500.00

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$1,600.71	$148,500.00

OFFICERS**

Name Birth Date Address Positions Held with Corporation	Principal Occupation(s) and Previous Positions

Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER

Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson, III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT

Joseph M. Balestrino has been the Fund's Portfolio Manager since June 1992. He is Vice President of the Corporation. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

** Officers do not receive any compensation from the Fund(s).

Thomas R. Donahue, Chief Financial Officer, Vice President, Treasurer and Assistant Secretary of Federated and an officer of its various advisory and underwriting subsidiaries, has served as a Term Member on the Board of Directors of Duquesne University, Pittsburgh, Pennsylvania, since May 12, 2000. Mr. John E. Murray, Jr., an Independent [Trustee/Director] of the Fund, served as President of Duquesne from 1988 until his retirement from that position in 2001, and became Chancellor of Duquesne on August 15, 2001. It should be noted that Mr. Donahue abstains on any matter that comes before Duquesne's Board that affects Mr. Murray personally.

COMMITTEES OF THE BOARD

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year

Executive	John F. Donahue John E. Murray, Jr., J.D., S.J.D.

In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Corporation in such manner as the Executive Committee shall deem to be in the best interests of the Corporation. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Directors, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.

Two

Audit	Thomas G. Bigley John T. Conroy, Jr. Nicholas P. Constantakis Charles F. Mansfield, Jr.

The Audit Committee reviews and recommends to the full Board the independent auditors to be selected to audit the Fund's financial statements; meet with the independent auditors periodically to review the results of the audits and report the results to the full Board; evaluate the independence of the auditors, review legal and regulatory matters that may have a material effect on the financial statements, related compliance policies and programs, and the related reports received from regulators; review the Fund's internal audit function; review compliance with the Fund's code of conduct/ethics; review valuation issues; monitor inter-fund lending transactions; review custody services and issues and investigate any matters brought to the Committee's attention that are within the scope of its duties.

Four

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2002

Interested Board Member Name	Dollar Range of Shares Owned in Fund	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000
Lawrence D. Ellis, M.D.	$1-$10,000	Over $100,000

Independent Board Member Name
Thomas G. Bigley	None	Over $100,000
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	$50,001 - $100,000
John E. Murray, Jr., J.D., S.J.D.	None	Over $100,000
Marjorie P. Smuts	None	Over $100,000
John S. Walsh	None	Over $100,000

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Corporation or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation.

As required by the 1940 Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Adviser's management philosophy, personnel, and processes; the preferences and expectations of fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to other funds in the Federated fund family.

In assessing the Adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund.

The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser's compensation: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and takes them into account in its review of the Fund's advisory contract.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the adviser's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the funds and the Federated companies that service them; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and transfer agent). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of each Federated fund, the Board does not approach consideration of every Federated fund's advisory contract as if that were the only fund offered by Federated.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Directors, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investments for Federated Kaufmann Fund and other accounts managed by that fund's portfolio managers in initial public offerings ("IPO") are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $250 million
0.125 of 1%	on the next $250 million
0.100 of 1%	on the next $250 million
0.075 of 1%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund, Deloitte and Touche LLP, conducts its audits in accordance with auditing standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES

For the Year Ended November 30	2002	2001	2000*
Advisory Fee Earned	$7,555,557	$7,184,335	$549,782
Advisory Fee Reduction	1,130,172	1,166,200	115,747
Advisory Fee Reimbursement	2,615	488	22
Administrative Fee	757,571	721,225	55,198
12b-1 Fee:
Class B Shares	3,028,269	--	--
Class C Shares	600,592	--	--
Shareholder Services Fee:
Class A Shares	630,323	--	--
Class B Shares	1,009,423	--	--
Class C Shares	200,197	--	--
Class F Shares	678,576	--	--

* The Fund changed its fiscal year end from October 31 to November 30.

For the Year Ended October 31	2000
Advisory Fee Earned	$7,199,714
Advisory Fee Reduction	1,226,291
Advisory Fee Reimbursement	247
Administrative Fee	722,953
12b-1 Fee:
Class B Shares	--
Class C Shares	--
Shareholder Services Fee:
Class A Shares	--
Class B Shares	--
Class C Shares	--
Class F Shares	--

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC's standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns are given for the one-year, five-year, ten-year or Start of Performance periods ended November 30, 2002.

Yield is given for the 30-day period ended November 30, 2002.

Share Class	30-Day Period	1 Year	5 Years	10 Years	Start of Performance on 6/28/1995
Class A:
Total Return
Before Taxes	N/A	(0.26)%	3.23%	N/A	5.18%
After Taxes on Distributions	N/A	(2.92)%	0.27%	N/A	2.17%
After Taxes on Distributions and Sale of Shares	N/A	(0.21)%	1.06%	N/A	2.61%
Yield	6.49%	N/A	N/A	N/A	N/A
Class B:
Total Return
Before Taxes	N/A	(1.76)%	3.09%	N/A	5.03%
After Taxes on Distributions	N/A	(4.21)%	0.41%	N/A	2.34%
After Taxes on Distributions and Sale of Shares	N/A	(1.12)%	1.11%	N/A	2.67%
Yield	5.99%	N/A	N/A	N/A	N/A
Class C:
Total Return
Before Taxes	N/A	2.73%	3.38%	N/A	5.04%
After Taxes on Distributions	N/A	0.28%	0.74%	N/A	2.36%
After Taxes on Distributions and Sale of Shares	N/A	1.64%	1.37%	N/A	2.68%
Yield	5.99%	N/A	N/A	N/A	N/A

	30-Day Period	1 Year	5 Years	10 Years
Class F:
Total Return
Before Taxes	N/A	2.37%	3.99%	6.85%
After Taxes on Distributions	N/A	(0.37)%	1.03%	3.71%
After Taxes on Distributions and Sale of Shares	N/A	1.40%	1.68%	3.91%
Yield	6.70%	N/A	N/A	N/A

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

  references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;
  charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
  discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and
  information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Lehman Brothers High Yield Index

Covers the universe of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds included in the High Yield Index must be dollar-denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Generally securities must be rated Ba1 or lower by Moody's Investors Service, including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch, IBCA, Inc. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

Lipper Analytical Services, Inc.

Ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time.

Lehman Brothers Government/Credit (Total) Index

Comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non- convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.

Salomon Brothers Aaa-Aa Corporate Index

Salomon Brothers Aaa-Aa Corporate Index calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and companies in industry, public utilities, and finance.

Merrill Lynch Corporate & Government Master Index

Merrill Lynch Corporate & Government Master Index is an unmanaged index comprised of approximately 4,821 issues which include corporate debt obligations rated BBB or better and publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof. These quality parameters are based on composites of ratings assigned by Standard and Poor's Ratings Group and Moody's Investors Service. Only notes and bonds with a minimum maturity of one year are included.

Merrill Lynch Corporate Master Index

An unmanaged index comprised of approximately 4,256 corporate debt obligations rated BBB or better. These quality parameters are based on composites of ratings assigned by Standard and Poor's Ratings Group and Moody's Investors Service, Inc. Only bonds with minimum maturity of one year are included.

Lehman Brothers Credit Bond Index

The Lehman Brothers Corporate Bond Index is comprised of a large universe of bonds issued by industrial, utility and financial companies which have a minimum rating of Baa by Moody's Investors Service, BBB by Standard and Poor's Ratings Group or, in the case of bank bonds not rated by either of the previously mentioned services, BBB by Fitch, IBCA, Inc.

Morningstar, Inc.

Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed Mutual Funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Who is Federated Investors, Inc.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

FEDERATED FUNDS OVERVIEW

Municipal Funds

In the municipal sector, as of December 31, 2002, Federated managed 14 bond funds with approximately $3.2 billion in assets and 22 money market funds with approximately $20.6 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

Equity Funds

In the equity sector, Federated has more than 31 years' experience. As of December 31, 2002, Federated managed 37 equity funds totaling approximately $16.2 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

Corporate Bond Funds

In the corporate bond sector, as of December 31, 2002, Federated managed 10 money market funds and 9 bond funds with assets approximating $59.4 billion and $6.0 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 29 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset backed securities market, a market totaling more than $209 billion.

Government Funds

In the government sector, as of December 31, 2002, Federated managed 7 mortgage backed, 3 multi-sector government funds, 4 government/agency and 19 government money market mutual funds, with assets approximating $4.9 billion, $0.9 billion, $2.9 billion and $56.2 billion, respectively. Federated trades approximately $90.4 billion in U.S. government and mortgage backed securities daily and places approximately $35 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $50 billion in government funds within these maturity ranges.

Money Market Funds

In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 2002, Federated managed $136.2 billion in assets across 52 money market funds, including 19 government, 10 prime, 22 municipal and 1 euro-denominated with assets approximating $56.2 billion, $59.4 billion, $20.6 billion and $173.9 million, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: Global Equity--Stephen F. Auth is responsible for overseeing the management of Federated's domestic and international equity products; Global Fixed Income--William D. Dawson III is responsible for overseeing the management of Federated's domestic and international fixed income and high yield products.

MUTUAL FUND MARKET

Forty-nine percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $6.8 trillion to the more than 8,157 funds available, according to the Investment Company Institute.

FEDERATED CLIENTS OVERVIEW

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

Institutional Clients

Federated meets the needs of approximately 3,035 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

Bank Marketing

Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

Broker/Dealers and Bank Broker/Dealer Subsidiaries

Federated Funds are available to consumers through major brokerage firms nationwide--we have over 2,000 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

Investment Ratings

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S INVESTORS SERVICE LONG-TERM BOND RATING DEFINITIONS

AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.

MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
  Leading market positions in well-established industries;
  High rates of return on funds employed;
  Conservative capitalization structure with moderate reliance on debt and ample asset protection;
  Broad margins in earning coverage of fixed financial charges and high internal cash generation; and
  Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Addresses

FEDERATED BOND FUND

Class A Shares
Class B Shares
Class C Shares
Class F Shares

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Transfer Agent and Dividend Disbursing Agent

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Public Accountants

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

[Logo of Federated]

Federated Bond Fund

A Portfolio of Federated Investment Series Funds, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Annual Report for the 12 Months Ended November 30, 2002

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS F SHARES

Established 1987

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Investment Review

Both the economy and the bond market (particularly the high-quality bond market) performed generally well over the past 12 months, as the period exhibited tremendous financial market volatility. This was the direct result of terrorist concerns, large-scale corporate accounting scandals, earnings shortfalls and falling worldwide equity markets. Last in this environment was the fact that domestic economic activity, as represented by the Gross Domestic Product (GDP), actually averaged approximately 3% growth over the past year. Typically, stronger economic growth translates into higher interest rates and falling high-quality bond prices; however, the influence previously noted created a massive "flight to quality" resulting in higher bond prices and lower interest rates.

Domestic bond performance was determined simply along quality lines, with the highest quality/lower yielding bonds significantly outperforming the lowest quality/higher yielding bonds.1 This can be dramatically seen in the respective corporate bond index returns--the Lehman Brothers Credit Bond Index2 and Lehman Brothers High Yield Index2 delivered returns of 6.62% and (3.16%) respectively over the past 12 months. Even more noteworthy was the 7.91% return of the Lehman Brothers U.S. Government Index,2 further accentuating the "flight to quality" phenomenon.

While market valuations have yet to validate overall improvement, we feel the U.S. economy is in an irregular, but gradually improving, pattern. Additionally, the corporate earnings' outlook, viewed particularly from a year-over-year perspective, appears poised to show significant improvement into 2003. As such, 2003 may prove to be more positive for those asset classes most correlated to improved economic activity, which could place corporate bonds in a good position, relative to other bond sectors such as U.S. Treasury, agencies and mortgage-backed issues.

For the 12 month period ended November 30, 2002, the fund's Class A, B, C, and F Shares produced total returns of 4.43%, 3.60%, 3.70%, and 4.39%, respectively, based on net asset value.3 The fund's A and F shares outperformed peers in the Lipper Corporate Debt Funds BBB-Rated category, which had a 4.24% average return.

Duration4 was maintained within a relatively narrow range over the past 12 months. The average quality position trended lower, particularly over the final months of the reporting period. It became apparent during the third calendar quarter 2002 earnings' releases that corporate profitability may be moving up from the lows experienced during the first half of 2002. In this environment, it was more beneficial to move the portfolio into the lower end of the high-quality investment grade market, along with slightly increasing the fund's high-yield bond allocation. This is likely to be a constant theme over the near term.

1 Securities rated below investment grade generally entail greater market, credit and liquidity risks than investment grade securities.

2 Lehman Brothers Credit Bond Index is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody's Investors Service or BBB by Standard & Poor's Ratings Group, if unrated by Moody's. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are unmanaged and are rebalanced monthly by market capitalization. Lehman Brothers High Yield Bond Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100m, and at least 1 year to maturity. Lehman Brothers U.S. Government Bond Index is a market value weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. This index is unmanaged and investments cannot be made in an index.

3 Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (0.26)%, (1.76)%, 2.73%, and 2.37%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

CLASS A SHARES

Growth of a $10,000 Investment as of November 30, 2002

Average Annual Total Return[1] for the Period Ended 11/30/2002
1 Year	(0.26)%
5 Years	3.23%
Start of Performance (6/28/1995)	5.18%

The graph above illustrates the hypothetical investment of $10,0002 in the Federated Bond Fund (Class A Shares) (the "Fund") from June 28, 1995 (start of performance) to November 30, 2002, compared to the Lehman Brothers Credit Bond Index (LBCB)3 and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB).4

Past performance is no guarantee of future results. This line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investors shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated November 30, 2002, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 Total returns quoted reflects all applicable sales charges.

2 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCB and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

3 The LBCB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. This index is unmanaged.

4 The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

CLASS B SHARES

Growth of a $10,000 Investment as of November 30, 2002

Average Annual Total Return[1] for the Period Ended 11/30/2002
1 Year	(1.76)%
5 Years	3.09%
Start of Performance (6/28/1995)	5.03%

The graph above illustrates the hypothetical investment of $10,0002 in the Federated Bond Fund (Class B Shares) (the "Fund") from June 28, 1995 (start of performance) to November 30, 2002, compared to the Lehman Brothers Credit Bond Index (LBCB)3 and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB).4

Past performance is no guarantee of future results. This line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investors shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated November 30, 2002, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 Total returns quoted reflects all applicable contingent deferred sales charges.

2 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge or any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCB and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

3 The LBCB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

4 The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

CLASS C SHARES

Growth of a $10,000 Investment as of November 30, 2002

Average Annual Total Return[1] for the Period Ended 11/30/2002
1 Year	2.73%
5 Years	3.38%
Start of Performance (6/28/1995)	5.04%

The graph above illustrates the hypothetical investment of $10,0002 in the Federated Bond Fund (Class C Shares) (the "Fund") from June 28, 1995 (start of performance) to November 30, 2002, compared to the Lehman Brothers Credit Bond Index (LBCB)3 and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB).4

Past performance is no guarantee of future results. This line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investors shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated November 30, 2002, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 Total returns quoted reflects all applicable contingent deferred sales charges.

2 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCB and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

3 The LBCB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

4 The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

CLASS F SHARES

Growth of a $10,000 Investment as of November 30, 2002

Average Annual Total Return[1] for the Period Ended 11/30/2002
1 Year	2.37%
5 Years	3.99%
10 Years	6.85%
Start of Performance (5/20/1987)	8.01%

The graph above illustrates the hypothetical investment of $10,0002 in the Federated Bond Fund (Class F Shares) (the "Fund") from October 31, 1991 to November 30, 2002 compared to the Lehman Brothers Credit Bond Index (LBCB)3 and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB).4

Past performance is no guarantee of future results. This line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investors shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated November 30, 2002, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

2 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCB and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

3 The LBCB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

4 The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

[Logo of Federated]

Federated Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Federated is a registered mark of Federated Investors, Inc.
2003 ©Federated Investors, Inc.

Cusip 31420F103
Cusip 31420F202
Cusip 31420F301
Cusip 31420F400

G01452-02 (01/03)